EXHIBIT 10.38

AMENDMENT NUMBER THREE
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER THREE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of July 27, 2007, by the lenders identified on the signature pages hereof (the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”; and together with the Lenders, the “Lender Group”), as the arranger and administrative agent for the Lenders, VI ACQUISITION CORP., a Delaware corporation (“Parent”), and VICORP RESTAURANTS, INC., a Colorado corporation (“Borrower”), with reference to the following:

WHEREAS, Parent, Borrower and the Lender Group are parties to that certain Amended and Restated Loan and Security Agreement, dated as of April 14, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lender Group consent to the amendment of the Loan Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrower.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     Amendments to Loan Agreement.

(a)           Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

““Adjusted EBITDA” means, as of any date of determination, the EBITDA of Parent and its Subsidiaries adjusted by adding back to EBITDA for the indicated period:

(a) the amounts corresponding to the items set forth on Schedule A-1(a),

(b) the amount of fees accrued or paid to Hilco Real Estate LLC for lease terminations and restructurings, to the extent deducted in the calculation of EBITDA,

(c) the amount of termination or restructuring fees accrued or paid to landlords for lease terminations or restructurings to the extent deducted in the calculation of EBITDA, and

(d) to the extent deducted in the calculation of EBITDA, all settlement fees and costs, attorneys’ and other professional fees and costs, and any other costs in connection with litigation against the Borrower by Michelle Coleman, Barbara Hodges, and Janice Faso, not to exceed $3,000,000;

and by subtracting from EBITDA for the indicated period the amounts corresponding to the items set forth on Schedule A-1(c), with any modifications to categories on such schedules requiring the prior review of and approval by Agent; provided however, that notwithstanding the foregoing,

(a) Adjusted EBITDA for the 13 Fiscal Month period ending March 18, 2004 shall be deemed to be $41,438,000, and

(b) Adjusted EBITDA for each of the 13 Fiscal Months ending March 18, 2004 shall be deemed to be the amounts set forth for such periods on Schedule A-1(b).”

““Growth Capital Expenditures” means the sum of (a) Capital Expenditures in connection with new restaurant purchases (including in connection with franchise buybacks and purchases of competitor restaurants), plus (b) the amount paid in connection with the consummation of Permitted Non-Equity Acquisitions, plus (c) in an amount not to exceed $300,000 for any Restaurant, the amount of expenses paid for revenue enhancing remodel/refresh projects.”

(b)           Section 7.18 of the Loan Agreement is hereby amended by amending and restating subsection (a)(i) thereof in its entirety as follows:

“(i)          Minimum Adjusted EBITDA.  Adjusted EBITDA, measured on each fiscal quarter-end basis, for the then most recently completed thirteen Fiscal Month period, of at least $24,000,000.”

(c)           Section 7.18 of the Loan Agreement is hereby amended by amending and restating subsection (a)(ii) thereof in its entirety as follows:

“(ii)         Fixed Charge Coverage Ratio.  A Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
1.05:1.0	For the four fiscal quarters ending July 12, 2007
0.95:1.0	For the four fiscal quarters ending November 1, 2007
1.00:1.0	For the four fiscal quarters ending January 24, 2008
1.00:1.0	For the four fiscal quarters ending April 17, 2008
1.00:1.0	For the four fiscal quarters ending July 10, 2008
1.00:1.0	For the four fiscal quarters ending October 30, 2008
1.00:1.0	For each of the four fiscal quarters ended thereafter”

3.     Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)           Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(c)           Agent shall have received an amendment fee from Borrower in the amount of $50,000, which shall be distributed ratably among the Lenders in accordance with their respective Pro Rata Shares (it being understood that, by execution and delivery of this Amendment, Borrower authorizes the Agent to charge the Borrower’s Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.6 of the Loan Agreement).

(d)           The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)           After giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(f)            No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against Borrower, any Guarantor, Agent, or any Lender.

4.     Release.  Each Borrower hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower ever had, now has or might hereafter have against any such Releasee which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents.  As to each and every claim released hereunder, each Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each Borrower specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every claim released hereunder, each Borrower also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

5.     Representations and Warranties.  Borrower represents and warrants to the Lender Group that:

(a)           It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under each Loan Document to which it is a party.  The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or Governmental Authority binding on it, (B) the terms of its Governing Documents, or (C) any provision of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)           This Amendment has been duly executed and delivered by Borrower.  This Amendment and each Loan Document to which it is a party is its legal, valid and binding obligation, enforceable against it in accordance with its terms, and is in full force and effect;

(c)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Agent or any Lender;

(d)           After giving effect to the amendments set forth herein, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date on which the conditions precedent set forth in Section 3 of this Amendment shall have been satisfied;

(e)           The representations and warranties herein and in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

6.     Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York, without reference to the conflict of laws provisions thereof other than those that would give effect to the choice of New York law.

7.     Counterpart Execution.  This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     Effect on Loan Documents.

(a)           The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document.  The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Loan Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower remains in the sole and absolute discretion of the Lender Group.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(d)           This Amendment is a Loan Document.

9.     Entire Agreement.  This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

VI ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Anthony J. Carroll
Name:	Anthony J. Carroll
Title:	Chief Financial Officer and Chief Administrative Officer

VICORP RESTAURANTS, INC.,
a Colorado corporation

By:	/s/ Michael R. Kinnen
Name:	Michael R. Kinnen
Title:	Vice President / Treasurer

WELLS FARGO FOOTHILL, INC.,
A California corporation, as Agent

By:	/s/ Kevin S. Fong
Name:	Kevin S. Fong
Title:	Vice President

GE CAPITAL FRANCHISE FINANCE CORPORATION,
a Delaware corporation, as a Lender

By:	/s/ Sheila K. Samples
Title:	Vice President

Agreed to for purposes of Section 4:

VI ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Anthony J. Carroll
Name:	Anthony J. Carroll
Title:	Chief Financial Officer and Chief Administrative Officer

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of July 27, 2007

Reference hereby is made to that certain Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of the date hereof (the “Amendment”), among the lenders signatory thereto (the “Lenders”), Wells Fargo Foothill, Inc., a California corporation, as administrative agent for the Lenders (“Agent”), VI Acquisition Corp., a Delaware corporation (“Parent”), and VICORP Restaurants, Inc., a Colorado corporation (“Borrower”).  Capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Loan and Security Agreement, dated as of April 14, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among Parent, Borrower, Agent, and the Lenders.  Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to him or it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, as applicable, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement.  Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.  EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT IT HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS REAFFIRMATION AND CONSENT.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

VI ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Anthony J. Carroll
Name:	Anthony J. Carroll
Title:	Chief Financial Officer and Chief Administrative Officer